EXHIBIT 32
                                   ----------



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of Dynatronics Corporation on Form 10-QSB for the period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Kelvyn H. Cullimore, Jr., Chief Executive Officer and Terry M. Atkinson, CPA, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                               /s/ Kelvyn H. Cullimore, Jr.
                                             ----------------------------------
                                             Kelvyn H. Cullimore, Jr.
                                             President, Chief Executive Officer
                                             (Principal Executive Officer)
                                             Dynatronics Corporation

                                               /s/ Terry M. Atkinson, CPA
                                             ----------------------------------
                                             Terry M. Atkinson, CPA
                                             Chief Financial Officer
                                             (Principal Financial Officer)
                                             Dynatronics Corporation


         The foregoing certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C. ss.1350, and are not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.